Exhibit 10.29

NOvabay Pharmaceuticals, Inc.

COMMON STOCK PURCHASE AGREEMENT

November 25, 2013

NOvabay Pharmaceuticals, Inc.

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (the “Agreement”) is made and entered into as of November 25, 2013, by and among NovaBay Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Pioneer Pharma (Singapore) Pte Ltd., (“Purchaser”).

Recitals

Whereas, on August 31, 2012, and October 31, 2012, the Company issued warrants (the “Warrants”) to Purchaser to purchase 800,000 and 1,200,000 shares of common stock of the Company (“Common Stock”), which Warrants are exercisable at US$1.50 per share of Common Stock;

Whereas, on May 9, 2013, the Parties entered into a Warrant Amendment Agreement (the “Warrant Amendment Agreement”) pursuant to which the term of the Warrants was extended to November 29, 2013, and in consideration of the extension Purchaser guaranteed the exercise of the Warrants prior to such date;

Whereas, the Parties desire to cancel the Warrants and the obligations under the Warrant Amendment Agreement and, in lieu thereof, enter into this Agreement;

Whereas, the Company has authorized the sale and issuance to Purchaser of an aggregate of 5,000,000 shares of Common Stock (“Shares”);

Whereas, Purchaser desires to purchase the Shares on the terms and conditions set forth herein; and

Whereas, the Company desires to issue and sell the Shares to Purchaser on the terms and conditions set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Agreement To Sell And Purchase.

1.1     Authorization of Shares. The Company has authorized the sale and issuance to Purchaser of the Shares. When issued pursuant to the provisions of this Agreement, the Shares will be validly issued, fully paid and non-assessable and will have the rights, preferences, privileges and restrictions set forth in the Certificate of Incorporation and Bylaws of the Company.

1.2     Sale and Purchase. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Company hereby agrees to issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, the Shares at a purchase price of US$1.14 per share (it being understood and agreed that in the event of a stock split, reverse stock split, stock dividend and the like (each, a “Recapitalization Event”), the number of Shares to be issued hereunder, and the purchase price at which such Shares are to be issued, shall be appropriately adjusted so that the aggregate purchase price for the Shares remains US$5,700,000 (the “Aggregate Purchase Price”) and the number of shares of Common Stock issuable pursuant hereto shall equal the number of shares of Common Stock that would be held by Purchaser after such Recapitalization Event had the Shares been issued to Purchaser immediately prior to such Recapitalization Event).

1.3     Cancellation of Warrants and Obligations Under the Warrant Amendment Agreement. In consideration for the entering into and performance of this Agreement by the parties hereto, the parties hereby agree that, concurrently with the Closing (as defined below) (a) Purchaser shall deliver the Warrants to the Company, and the Warrants shall be cancelled, and (b) Purchaser’s obligations pursuant to Section 1.2 of the Warrant Amendment Agreement shall terminate. The Parties agree that until the Closing under this Agreement has occurred, the Parties obligations pursuant to the Warrants and the Warrant Amendment Agreement shall continue to be in full force and effect (with such exercise date of the Warrants having been extended), and if the Closing (as defined below) does not occur by December 15, 2013, the Parties agree that the obligations set forth under Sections 1.2, 2.1, 5 and 6 of this Agreement shall terminate, and that the Parties shall forthwith consummate the transactions set forth in the Warrants and the Warrant Amendment Agreement (with such exercise date of the date of the Warrants having been extended to the date of such consummation).

2.            Closing.

2.1     Closing. The closing of the sale and purchase of the Shares under this Agreement (the “Closing”) shall take place at 1:00 p.m. on December 2, 2013 (U.S. time), at the offices of the Company, 5980 Horton Street, Suite 550, Emeryville CA 94608, or at such other time or place as the Company and Purchaser may mutually agree (such date is hereinafter referred to as the “Closing Date”). At the Closing, (a) the Company shall deliver to Purchaser a duly executed common stock certificate of the Company evidencing the Shares, and (b) Purchaser shall deliver to the Company the Aggregate Purchase Price, by wire transfer.

3.            Representations And Warranties Of The Company.

The Company hereby represents and warrants to Purchaser as of the date of this Agreement as set forth below.

3.1     Organization, Good Standing and Qualification. Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation. Each of the Company and its subsidiaries has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted, and the Company has all requisite corporate power and authority to execute and deliver this Agreement, to issue and sell the Shares and to carry out the provisions of this Agreement. Each of the Company and its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not, individually or in the aggregate, have a material adverse effect on the assets, properties, financial condition, results of operations or business affairs of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

3.2     SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Exchange Act of 1934 (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2010 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), on a timely basis or has received a valid extension of such time of filing and has filed any such reports within such extended periods of time.

3.3     Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options, warrants, other securities of the Company and script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in the SEC Reports and has changed since the date set forth in such SEC Reports only to reflect stock option exercises and grants and warrant exercises pursuant to stock option plans, warrant agreements and similar documents disclosed in the SEC Reports that have not, individually or in the aggregate, had a material effect on the overall aggregate capitalization of Company. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws. When issued pursuant to the provisions of this Agreement, the Shares will be validly issued, fully paid and non-assessable and none of them will be issued in violation of any preemptive or other similar right.

3.4     Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto has been duly taken. The Agreement, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) general principles of equity that restrict the availability of equitable remedies. The execution, delivery and performance of this Agreement, the performance of all obligations of the Company hereunder and the authorization, sale, issuance and delivery of the Shares pursuant hereto do not and will not (i) result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company; (ii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) result in any violation of any statute or any order, law, rule, regulation, judgment or ruling of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.

3.5     Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the U.S. Securities and Exchange Commission with respect thereto as in effect at the time of filing (or to the extent that has already been corrected by a subsequent amendment filed prior to the date hereof). Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

3.6     Offering Valid. Assuming the accuracy of the representations and warranties of Purchaser contained in Section 4 hereof, the offer, sale and issuance of the Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities laws.

3.7     Compliance with Laws. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any federal, state, local or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties or assets, except for such violation or violations as would not individually or in the aggregate result in a Material Adverse Effect.

4.            Representations And Warranties Of Purchaser.

Purchaser hereby represents and warrants to the Company as follows (provided that such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

4.1     Requisite Power and Authority. Purchaser has all necessary power and authority to execute and deliver this Agreement and to carry out their provisions. All action on Purchaser’s part required for the lawful execution and delivery of this Agreement has been taken. Upon their execution and delivery, this Agreement will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

4.2     Investment Representations.  Purchaser understands that the Shares have not been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser’s representations contained in the Agreement.  Purchaser hereby represents and warrants as follows:

(a)     Purchaser Bears Economic Risk.  Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.  Purchaser must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available.  Purchaser understands that the Company has no present intention of registering the Shares.  Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times Purchaser might propose.

(b)     Investment Intent. Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act, or any applicable state securities law. Purchaser is acquiring the Shares as principal for its own account and not with a view to distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities laws. Purchaser does not presently have any agreement, plan or understanding with any Person to distribute or effect any distribution of any of the Shares (or any securities which are derivatives thereof) to or through any person; Purchaser is not a registered broker-dealer under Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(c)     Purchaser Status. At the time Purchaser was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(d)     General Solicitation. Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(e)     Experience of Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(f)      Purchaser Can Protect Its Interest.  Purchaser represents that by reason of its, or of its management’s, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement.  Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

(g)      Brokers and Finders. No person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of Purchaser.

(h)      Company Information.  Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities.  Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(i)       Rule 144.  Purchaser acknowledges and agrees that the Shares are “restricted securities” as defined in Rule 144 promulgated under the Securities Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Purchaser has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things:  the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

(j)       Residence.  The office or offices of Purchaser in which its investment decision was made is located outside the United States.

(k)      Regulation S. Purchaser hereby acknowledges and represents that at the time of issuance of the Shares, it is not a U.S. Person (as defined below), and further provides the represents and warrants:

(i)     The Shares are being acquired for investment for Purchaser’s own account, not as a nominee or agent, and not for the account or benefit of, a U.S. Person, and not with a view to the resale or distribution of any part thereof in the United States or to a U.S. Person, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person in the United States or to a U.S. Person, and does not have and will not enter into any hedging transaction with respect to any of the Shares. Purchaser further acknowledges and understands that the certificate evidencing the Shares issued to Purchaser shall be imprinted with the following legend (in addition to any legend required under applicable state or foreign securities laws):

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S, PURSUANT TO A REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, NO HEDGING TRANSACTION MAY BE CONDUCTED WITH RESPECT TO THESE SECURITIES UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE WITH THE ACT.”

(ii)      Covenants with the Company, that Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares received hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder. Purchaser hereby agrees to resell such Shares only in accordance with the provisions of Regulation S under the Securities Act (“Regulation S”), pursuant to registration under the Securities Act, or pursuant to an exemption from registration. Purchaser further agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act. Purchaser agrees that Purchaser will not effect any disposition of the Shares that would constitute a sale within the meaning of the Securities Act, except: (x) pursuant to the provisions of Regulation S; or (y) in a transaction exempt from registration under the Securities Act, in which case Purchaser shall, prior to effecting such disposition, submit to Company an opinion of counsel in form and substance reasonably satisfactory to Company to the effect that the proposed transaction is in compliance with the Securities Act.

(iii)     The Company hereby agrees, for the benefit of Purchaser, that it will not register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to a registration statement under the Act, or pursuant to an available exemption from registration.

(iv)     “U.S. Person” means (a) any natural person resident in the United States, (b) any partnership or corporation organized or incorporated under the laws of the United States (c) any estate of which any executor or administrator is a U.S. person, (d) any trust of which any trustee is a U.S. person, (e) any agency or branch of a foreign entity located in the United States, (f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person, (g) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States, and any partnership or corporation if: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in §230.501(a)) who are not natural persons, estates or trusts, provided, however, the following are not “U.S. persons”: (u) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States, (v) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (1) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (2) the estate is governed by foreign law, (w) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settler if the trust is revocable) is a U.S. person, (x) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country, (y) any agency or branch of a U.S. person located outside the United States if: (1) the agency or branch operates for valid business reasons; and (2) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and (z) the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

5.            Covenants.

5.1      Consents, Permits, and Waivers. Purchaser hereby covenants to use its reasonable best efforts to obtain any and all consents, permits and waivers necessary or appropriate for consummation of the Closing, including any consents, permits and waivers necessary from the People’s Republic of China. Purchaser shall immediately notify the Company in writing upon receipt of any and all consents, permits and waiver under this Section 5.1.

5.2      Company Undertaking. The Company hereby undertakes, for the benefit of Purchaser, that it will not register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

6.            Conditions To Closing.

6.1      Conditions to Purchaser’s Obligations at the Closing. Purchaser’s obligations to purchase the Shares at the Closing are subject to the satisfaction (or waiver by Purchaser), at or prior to the Closing Date, of the following conditions:

(a)     Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the date the Agreement was executed, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

(b)     Legal Investment. On the Closing Date, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

(c)     Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement.

(d)     Corporate Documents. The Company shall have delivered to Purchaser or their counsel copies of all corporate documents of the Company as Purchaser shall reasonably request, including without limitation, resolutions or written consent of the Board of Directors of the Company approving this Agreement and the transactions contemplated hereby, the common stock certificate evidencing the Shares, and copies of the Certificate of Incorporation and Bylaws of the Company.

(e)     Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchaser, and Purchaser shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

6.2       Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Shares at each Closing is subject to the satisfaction (or waiver by the Company), on or prior to such Closing, of the following conditions:

(a)     Representations and Warranties True. The representations and warranties in Section 4 made by Purchaser hereof shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

(b)     Performance of Obligations. Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchaser on or before the Closing.

(c)     Consents, Permits, and Waivers. With respect to the Closing, Purchaser shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the Closing, including any consents, permits and waivers necessary from the People’s Republic of China.

7.            Miscellaneous.

7.1      Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and performed entirely within Delaware, without giving effect to conflict of law principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the State of Delaware.

7.2      Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument. The representations, warranties, covenants and obligations of the Company, and the rights and remedies that may be exercised by Purchaser, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or knowledge of, Purchaser or any of their representatives.

7.3      Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Shares in its records as the absolute owner and holder of such Shares for all purposes.

7.4      Entire Agreement. This Agreement, the exhibits and schedules hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable for or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein.

7.5      Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

7.6       Amendment and Waiver. This Agreement may be amended or modified, and the obligations of the Company and the rights of the holders of the Shares and the Agreement may be waived, only upon the written consent of the Company and Purchaser.

7.7       Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party’s part of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

7.8       Waiver of Conflicts. Each party to this Agreement acknowledges that Cooley LLP (“Cooley”), outside general counsel to the Company, has in the past performed and is or may now or in the future represent Purchaser or their affiliates in matters unrelated to the transactions contemplated by this Agreement (the “Financing”), including representation of Purchaser or their affiliates in matters of a similar nature to the Financing. The applicable rules of professional conduct require that Cooley inform the parties hereunder of this representation and obtain their consent. Cooley has served as outside general counsel to the Company and has negotiated the terms of the Financing solely on behalf of the Company. The Company and Purchaser hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Financing, Cooley has represented solely the Company, and not Purchaser or any stockholder, director or employee of the Company or Purchaser; and (c) gives its informed consent to Cooley’s representation of the Company in the Financing.

7.9       Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to Purchaser at the address set forth on the signature page hereto or at such other address or electronic mail address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

7.10     Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement.

7.11     Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

7.12     Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

7.13     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

7.14     Broker’s Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 7.14 being untrue.

7.15     Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

7.16     California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

[Signature Page Follows]

In Witness Whereof, the parties hereto have executed the Common Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

COMPANY: NovaBay Pharmaceuticals, Inc.	PURCHASER: Pioneer Pharma (Singapore) Pte Ltd.

Signature: /s/ Ron Najafi	Signature: /s/ Paul Li

Print Name: Ramin (Ron) Najafi, Ph.D.	Print Name: Li Xinzhou

Title: Chairman and CEO	Title: President and CEO

Pioneer Pharma (Singapore) Pte Ltd 33A Chander Road, Singapore 219539